EXHIBIT 10.5



                               AMENDMENT TO THE
                             AMENDED AND RESTATED
                        EXECUTIVE EMPLOYMENT AGREEMENT
                        ------------------------------

     This Amendment to the Amended and Restated Executive Employment Agreement (the "Amendment") is made and entered into as of the 1st day of January, 1997 (the "Agreement") and hereby amends the Amended and Restated Executive Employment Agreement made and entered into as of February 1, 1996 (the "Prior Agreement") by and among Berg Electronics Corp. ("Berg"); Berg Electronics Group, Inc. ("Group"); Harbor Electronics, Inc.; Berg Employment Company; Specialty Connector Company; Socket Express, Inc.; Berg Technology, Inc.; Berg Holdings U.S., Inc.; Berg Electronics Korea Ltd.; Berg Electronics B.V.; Berg Electronics Manufacturing B.V.; Berg Electronics Distributor B.V.; Berg Connector Systems S.L.; Berg Connector Systems GmbH; Bergtronics, O.y.; Berg Electronics, s.r.l.; Berg Electronics Canada, Inc.; Berg Electronics Hong Kong Limited; Berg Electronics Singapore PTE Ltd.; Berg Electronics S.A. (France); CBOS Electronics, A.B.; Berg Electronics, S.A. (Switzerland); Connector Systems Limited; TVS Berg Ltd.; Berg Electronics Taiwan Ltd.; Berg Electronics Japan K.K.; Berg Electronics Engineering, K.K.; Berg Electronics China Ltd.; Berg Electronics Nantong, Ltd.; Connector Systems (U.S.) Inc.; and Connector Systems Technology, N.V. (all, including Berg and Group, collectively called "Employer"), and Robert N. Mills ("Employee").

                             W I T N E S S E T H :

     WHEREAS, Employer and Employee previously entered into the Agreement;

     WHEREAS, Employer and Employee desire to change the status of Employee;
and,

     WHEREAS, both parties desire to continue the employment of Employee on a partial basis and both desire to appropriately memorialize the terms and conditions of such continued partial employment.

     NOW, THEREFORE, Employee and Employer, in consideration of the agreements, covenants and conditions herein, hereby agree that this Amendment replaces and supersedes the Prior Agreement and agree as follows:

     I. Section 1.(a) shall be deleted and the following shall be inserted in lieu thereof:

     a) Employment and Term. Employer hereby agrees to employ Employee (hereinafter referred to as the "Employment") as the Vice Chairman of the Board of Directors of Berg (the "Position"), and Employee agrees to be employed by Employer in such Position, for a period ending on February 28, 2001, unless terminated earlier as provided herein (the "Employment Period"). In the event that termination (as hereinafter provided) has not occurred prior to the last day of the Employment Period, unless either party shall have given written notice to the contrary at least ninety (90) days prior to the end of the Employment Period, the Employment Period shall annually renew for one (1) year periods until terminated.

     II. Section 2.(a) shall be deleted in its entirety and the following shall be inserted in lieu thereof:

     (a) Salary. Employer shall pay to Employee during the Employment Period a salary as basic compensation for the services to be rendered by Employee hereunder. The initial amount of such salary shall be One Hundred Thousand Dollars ($100,000) per annum. Such salary shall be reviewed by the Board of Directors of Berg (the "Board") and may be increased in the Board's sole discretion but may not be reduced. Such salary shall accrue and be payable in accordance with the payroll practices of Employer in effect from time to time. All such payments shall be subject to deduction and withholding authorized or required by applicable law.

     III. Section 2(b) entitled Bonus is hereby deleted in its entirety and the following provision is inserted in lieu thereof:

     (b) Bonus. During the Employment Period, Employee shall be eligible to receive an annual bonus (payable by the Employer) based upon Berg achieving certain earnings per share objectives based on Berg's consolidated fiscal year results. This bonus shall be payable in cash incentive awards (and restrictive stock if certain levels are achieved) to Employee to the extent that actual consolidated earnings per share results meet or exceed certain target performance levels which shall be established by the Compensation and Stock Option Committee (the "Committee") of the Board of Directors in accordance with the Compensation Policy adopted by the Committee as of the 5th day of August, 1996, and as amended from time to time. To the extent that Berg attains or exceeds a targeted performance level, Employee is entitled to receive a cash incentive award (and an award of restrictive stock for achieving results at or above an exceptional level of earnings per share performance). Such bonuses are based upon the performance level as established from time to time by the Committee. However, in addition, an exceptional earnings per share performance may produce an exceptional short term incentive pay out at the option of the Committee.

     Other than the above deletion and replacement, the Agreement shall remain in full force and effect and unamended.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

EMPLOYER:                                  EMPLOYEE:

BERG ELECTRONICS CORP.


By:  /s/ DAVID M. SINDELAR		       By:    /s/ ROBERT N. MILLS
    ----------------------------------          -------------------------------
    David M. Sindelar, Vice President           Robert N. Mills

BERG ELECTRONICS GROUP, INC.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

HARBOR ELECTRONICS, INC.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG EMPLOYMENT COMPANY


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

SPECIALTY CONNECTOR COMPANY


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

SOCKET EXPRESS, INC.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG TECHNOLOGY, INC.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG HOLDINGS U.S., INC.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG ELECTRONICS KOREA LTD.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG ELECTRONICS B.V.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG ELECTRONICS MANUFACTURING B.V.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG ELECTRONICS DISTRIBUTOR B.V.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG CONNECTOR SYSTEMS S.L.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG CONNECTOR SYSTEMS GMBH


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERGTRONICS O.Y.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG ELECTRONICS S.R.L.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG ELECTRONICS CANADA, INC.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG ELECTRONICS HONG KONG LIMITED


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG ELECTRONICS SINGAPORE PTE LTD.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG ELECTRONICS S.A. (France)


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

CBOS ELECTRONICS, A.B.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG ELECTRONICS, S.A. (Switzerland)


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

CONNECTOR SYSTEMS LIMITED


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

TVS BERG LTD.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG ELECTRONICS TAIWAN LTD.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG ELECTRONICS JAPAN K.K.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG ELECTRONICS ENGINEERING, K.K.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG ELECTRONICS CHINA LTD.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

BERG ELECTRONICS NANTONG, LTD.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

CONNECTOR SYSTEMS (U.S.), INC.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

CONNECTOR SYSTEMS TECHNOLOGY, N.V.


By:  /s/ DAVID M. SINDELAR
    ----------------------------------
    David M. Sindelar, Vice President

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